SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2007

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On June 28, 2007, the registrant, Cubist Pharmaceuticals, Inc. (“Cubist”), and The Realty Associates Fund VI, L.P. (“RA”) entered into a Third Amendment to Lease (the “Third Amendment”), amending the Lease dated as of January 2004 between Cubist and RA’s predecessor-in-interest, California State Teachers’ Retirement System, as previously amended, pursuant to which Cubist leases space in the building known as 45-55 Hayden Avenue, Lexington, Massachusetts (the “Building”).  The Amendment increases the space that Cubist will lease in the Building from 53,078 rentable square feet to 83,097 rentable square feet, establishes a rental rate per square foot for the new space ranging from $26.00 to $35.50 per square foot over the term of the amended Lease, and adjusts Cubist’s rights of first offer for additional space in the Building.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ Christopher D.T. Guiffre
Christopher D.T. Guiffre
Senior Vice President, Secretary and
General Counsel

Dated: June 28, 2007